EXHIBIT 10(7)





                        FIRST AMENDMENT TO SECURITY AGREEMENT
                        -------------------------------------


                       FIRST   AMENDMENT  TO  SECURITY  AGREEMENT  (this
             "Amendment"),   dated   as    of   June  30,  1995,   among
             EMBASSY SUITES, INC. (which will be renamed "Harrah's Operating Company, Inc.") (the "Company"), the other parties listed on the signature pages hereof under the caption "Collateral Grantors" (the Company and such other Collateral Grantors are collectively referred to herein as the "Collateral Grantors"), and BANKERS TRUST COMPANY, not in its individual capacity but solely as Collateral Agent (the "Collateral Agent"). Except as otherwise defined herein, capitalized terms used herein and defined in the Security Agreement referred to below shall be used herein as so defined.


                                W I T N E S S E T H :
                                - - - - - - - - - -


                       WHEREAS, The Promus Companies Incorporated (which
             will be renamed "Harrah's Entertainment, Inc.") ("Parent"), the Company, each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, Parent,  the  Company,  each  Subsidiary
             Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks") from time to time party thereto, Bankers Trust











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             Company, The Bank of New York, CIBC Inc., Credit  Lyonnais,
             Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day
             Administrative  Agent,"   and  together  with   the  5-Year
             Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Credit Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");

                       WHEREAS, in connection with the initial execution
             of the 5-Year Credit Agreement, the Collateral Grantors and the Collateral Agent entered into the Security Agreement, dated as of July 22, 1993 (as amended, modified or supplemented from time to time, the "Security Agreement");

                       WHEREAS,  the parties  hereto wish  to  amend the
             Security Agreement to provide that the 364-Day Banks and the 364-Day Administrative Agent are secured on a pari
                                                                    ----
             passu   basis   with   the   5-Year   Banks,   the   5-Year
             -----
             Administrative Agent and the Secured Interest Rate Protection Creditors with respect to the Collateral;

                       WHEREAS,  it is  a  condition  precedent  to  the
             extensions of credit under the Credit Agreements that the Collateral Grantors shall have executed and delivered this Amendment to the Collateral Agent; and

                       WHEREAS, the  parties hereto  wish  to amend  the
             Security Agreement as herein provided;

                       NOW, THEREFORE, it is agreed:

                       1. The first recital of the Security Agreement is hereby deleted in its entirety and the following two new recitals are inserted in lieu thereof:

                       "WHEREAS,  The   Promus  Companies   Incorporated
                  (which will be renamed "Harrah's Entertainment, Inc.") ("Parent"), the Company, each Subsidiary Borrower












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                  thereunder,  the financial  institutions  (the "5-Year
                  Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of
                  California,  The  Long-Term  Credit   Bank  of  Japan,
                  Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor
                  administrative  agent,   the  "5-Year   Administrative
                  Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified,
                  supplemented,   extended,   renewed,   refinanced   or
                  replaced  from  time  to  time,  the  "5-Year   Credit
                  Agreement");

                       WHEREAS, Parent,  the  Company,  each  Subsidiary
                  Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks"), Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");".

                       2. The fourth recital (before giving effect to this Amendment) of the Security Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       3. The fifth recital (before giving effect to this Amendment) of the Security Agreement is hereby amended











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             by (i) deleting the  words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof and (ii) deleting the words "Credit Agreement"
             appearing   therein  and   inserting   the  words   "Credit
             Agreements" in lieu thereof.

                       4. Section 1(a) of the Security Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement or 364-Day Credit Agreement, as the case may be," in lieu thereof.

                       5.   The  definition   of  "Bank"  appearing   in
             Section 1(b) of the Security Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Banks" shall  have the  meaning provided in  the
                  second recital of this Agreement.

                       6. The definition of Credit Agreement appearing in Section 1(b) of the Security Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Credit  Agreements"   shall  have  the   meaning
                  provided in the second recital of this Agreement.

                       7. The definition of "Permitted Personalty Liens" appearing in Section 1(b) of the Security Agreement is hereby amended by deleting the word "the" appearing immediately before the words "Administrative Agent" appearing in clause (2) thereof and inserting the word "any" in lieu thereof.

                       8. Section 1(b) of the Security Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

                       "Administrative  Agents" shall  have  the meaning
                  provided in the second recital of this Agreement.

                       "Collateral  Grantors"  shall  have  the  meaning
                  provided  in  the   introductory  paragraph  of   this
                  Agreement.











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                       "5-Year  Administrative  Agent"  shall  have  the
                  meaning  provided  in   the  first  recital  of   this
                  Agreement.

                       "5-Year Banks" shall have the meaning provided in
                  the first recital of this Agreement.

                       "5-Year Credit Agreement" shall have the  meaning
                  provided in the first recital of this Agreement.

                       "Parent"  shall have the  meaning provided in the
                  first recital of this Agreement.

                       "364-Day Administrative  Agent"  shall  have  the
                  meaning   provided  in  the  second  recital  of  this
                  Agreement.

                       "364-Day Banks"  shall have the  meaning provided
                  in the second recital of this Agreement.

                       "364-Day Credit Agreement" shall have the meaning
                  provided in the second recital of this Agreement.

                       9.   Section  2  of  the  Security  Agreement  is
             hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" appearing in clause (g) thereof and inserting the word "each" in lieu thereof.

                       10. Section 6(a) of the Security Agreement is hereby amended by deleting the word "the" appearing immediately before the words "Administrative Agent" each place such word appear therein and inserting the word "any" in lieu thereof in each such place.

                       11. Section 17(b) of the Security Agreement is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" appearing therein and inserting the word "either" in lieu thereof.

                       12. Section 17(c) of the Security Agreement is hereby deleted in its entirety and the following new
             Section 17(c) is inserted in lieu thereof:

                       "(c) In addition to the foregoing clauses (a) and
                  (b) of this Section 17, upon the sale of a Casino Property pursuant to Section 9.02 of the 5-Year Credit











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                  Agreement  and  Section  8.02  of  the 364-Day  Credit
                  Agreement or the incurrence of Existing Casino Non-Recourse Financing with respect thereto pursuant to
                  Section 9.04(ix)  of the  5-Year Credit  Agreement and
                  Section 8.04(ix) of the 364-Day Credit Agreement, the personal property and fixtures relating solely to such Casino Property shall automatically be released from
                  the  Lien  and  security  interest  created   by  this
                  Agreement in accordance with Article VII of the Master Collateral Agreement."

                       13. Section 22(b) of the Security Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit
             Agreement and Section 12.16 of the 364-Day Credit Agreement" in lieu thereof.

                       14. Section 25 of the Security Agreement is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" each place such words appear therein and inserting the word "each" in lieu thereof in each such place.

                       15. Section 27 of the Security Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement or Section 7.12(b) of the 364-Day Credit Agreement" in lieu thereof.

                       16. Each Collateral Grantor hereby reaffirms its obligations under the Security Agreement and the grant by such Collateral Grantor of the Security Interests contemplated thereby.

                       17. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Security Agreement.

                       18. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Collateral Grantors and the Collateral Agent.




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                       19.  THIS    AMENDMENT   AND   THE   RIGHTS   AND
             OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                       20. This Amendment shall become effective on the date (the "First Amendment Effective Date") on which (i) each Collateral Grantor and the Collateral Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Collateral Agent, (ii) the Restatement Effective Date under, and as defined in, the 5-Year Credit Agreement occurs and (iii) the Effective Date under, and as defined in, the 364-Day Credit Agreement occurs.

                       21. From and after the First Amendment Effective Date, all references in the Security Agreement and each of the Credit Documents to the Security Agreement shall be deemed to be references to the Security Agreement as amended hereby.























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                       IN WITNESS WHEREOF,  each of  the parties  hereto
             has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                          Collateral Grantors:
                                          -------------------


                                          EMBASSY SUITES, INC.


                                          By /s/ Rebecca W. Ballou
                                            --------------------------
                                             Title: Assistant Secretary


                                          HARRAH'S


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                              Title:  Authorized Signatory




                                          HARRAH'S CLUB


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                             Title: Authorized Signatory



                                          HARRAH'S RENO HOLDING
                                            COMPANY, INC.


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                             Title: Authorized Signatory

















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                                          HARRAH'S LAS VEGAS, INC.


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                             Title: Authorized Signatory



                                          HARRAH'S LAUGHLIN, INC.


                                          By /s/ Rebecca W. Ballou
                                            -------------------------
                                              Title:  Authorized Signatory




                                          MARINA ASSOCIATES,
                                            a New Jersey partnership


                                          By HARRAH'S NEW JERSEY, INC.,
                                             a New Jersey corporation, a
                                             General Partner


                                             By /s/ Rebecca W. Ballou
                                               -----------------------
                                          Title:  Authorized Signatory


                                          By HARRAH'S ATLANTIC CITY, INC.,
                                             a New Jersey corporation, a
                                             General Partner


                                             By /s/ Rebecca W. Ballou
                                               ----------------------
                                               Title:  Authorized Signatory



                                          HARRAH'S ATLANTIC CITY, INC.


                                          By /s/ Rebecca W. Ballou
                                            ----------------------
                                            Title: Authorized Signatory











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                                          HARRAH'S NEW JERSEY, INC.


                                          By /s/ Rebecca W. Ballou
                                            ----------------------
                                            Title:  Authorized Signatory


                                          Collateral Agent:
                                          ----------------

                                          BANKERS TRUST COMPANY


                                          By /s/ Mary Kay Coyle
                                            -------------------
                                            Title:  Vice President